UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 9, 2012

Aastrom Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Michigan	001-35280	94-3096597
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

24 Frank Lloyd Wright Drive, P.O. Box 376, Ann Arbor, Michigan	48106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (734) 418-4400

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On March 9, 2012, Aastrom Biosciences, Inc., a Michigan corporation (the “Company”), entered into a Securities Purchase Agreement with Eastern Capital Limited, a Cayman exempted company (“ECL”), to sell 12,308 shares of Series B-1 Non-Voting Preferred Stock (as described herein, the “Series B-1 Shares”) in a private placement to ECL, an “accredited investor” (as defined in Regulation D) under the Securities Act of 1933, as amended (the “Securities Act”), at a price of $3,250.00 per share (the “Original Purchase Price”). The Series B-1 Shares are exchangeable on a one-for-one basis for shares of the Series B-2 Voting Preferred Stock of the Company (as described herein, the “Series B-2 Shares” and together with the Series B-1 Shares, the “Series B Shares”). The Series B Shares are convertible, at the option of the holder thereof at any time after the five year anniversary of the closing of the offering (the “Conversion Date”), into shares of the Company’s common stock at a conversion price of $3.25 per share of common stock, subject to the Company obtaining any shareholder approval required in accordance with Nasdaq Marketplace Rule 5635(b) (the “Required Approval”). At any time after the Conversion Date, the Company may elect to convert any or all outstanding shares of Series B Shares into shares of the Company’s common stock if the Required Approval has been obtained and the conversion would not require ECL to make any material filings with any governmental authority (other than filings required pursuant to the Securities Exchange Act of 1934, as amended) (“Additional Approvals”).  Dividends on the Series B Shares (“Series B Dividends”) will be cumulative and compound daily, at a rate of 11.5% per annum, payable upon conversion, liquidation, redemption or a Fundamental Change (as defined below), and payable in Series B-1 Shares until the Conversion Date.  Following the Conversion Date and until the earlier of the tenth anniversary of the closing of the offering and the date no Series B Shares remain outstanding, dividends will accrue at a rate of 8% per annum and will be payable in cash or Series B-1 Shares, at the Company’s option, as described in the Certificate of Designations.

ECL will initially be issued Series B-1 Shares, and any time after the Required Approval such shares shall be exchanged for shares of Series B-2 Shares.  ECL shall have the right to participate in subsequent issuances of equity securities of the Company, subject to certain customary exclusions. The Company will use its reasonable best efforts to obtain the Required Approval as soon as practicable following the closing date.

In connection with the Securities Purchase Agreement, the Company and ECL entered into a Registration Rights Agreement. The Company has agreed, at ECL’s request, to file a Form S-3 resale registration statement for the resale of the shares of common stock issuable upon conversion of the Series B Shares.  ECL will also be entitled to piggyback registration and underwritten offering rights, as described in the Registration Rights Agreement.

The summary of the terms and conditions of the Securities Purchase Agreement and the Registration Rights Agreement is not intended to be a complete statement of the respective terms and conditions and are qualified in their entirety by reference to the Securities Purchase Agreement and the Registration Rights Agreement, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report.

On March 9, 2012, the Company filed a Certificate of Designations, Preferences and Rights of Series B-1 Non-Voting Preferred Stock and Series B-2 Voting Preferred Stock (the “Certificate of Designations”) with the Michigan Department of Licensing and Regulatory Affairs for the purpose of creating, from its authorized but unissued “blank-check” preferred stock, (i) a series of 38,500 shares of preferred stock, designated as the Company’s Series B-1 Non-Voting Convertible Preferred Stock, and (ii) a separate series of 38,500 shares of preferred stock, designated as the Company’s Series B-2 Voting Convertible Preferred Stock, and fixing the respective rights, preferences, privileges and restrictions of the Series B Shares.

Set forth below are summaries of the respective rights, preferences and privileges of, and the restrictions on, the Series B Shares. The summaries are not intended to be complete statements of the respective rights, preferences and privileges of, and the restrictions on, the Series B Shares and are qualified in their entirety by reference to the Certificate of Designations, a copy of which is attached as Exhibit 3.1 to this Current Report.

Summary of Rights, Preferences and Privileges of Series B-1 Shares

Ranking.  The Series B-1 Shares will, with respect to dividend rights and rights on liquidation, winding-up and dissolution, rank on parity with the Series B-2 Shares, and any other class or series of Company capital stock that the Company may issue in the future which is designated as being on parity with the Series B-1 Shares, and rank senior to the Company’s common stock and Series A Junior Participating Cumulative Preferred Stock.

Conversion and Exchange Rights.  The Series B-1 Shares will be convertible at any time after the Conversion Date, at the option of the holders thereof, into shares of Company common stock at a conversion price of $3.25 per common share, provided that unless the Required Approval is obtained, the shares of Series B-1 Shares cannot be converted if such conversion would cause the beneficial ownership of the holder thereof to exceed 19.9%. The conversion price of the Series B-1 Shares will be subject to adjustment for stock splits and combinations and dividends and distributions made by the Company in shares of its common stock in order to preserve, but not to increase, the conversion rights of the holders of the Series B-1 Shares. At any time after the Conversion Date, the Company may elect to convert any or all outstanding Series B-1 Shares into shares of common stock of the Company, provided that the Required Approval has been obtained and the conversion of the Series B Shares into shares of common stock of the Company would not require any Additional Approvals.  ECL may elect at any time after the Company has received the Required Approval to exchange any or all shares of Series B-1 Shares for Series B-2 Shares.  The Company may elect at any time, after the Company has received the Required Approval and no Additional Approvals are required, to automatically exchange any or all shares of Series B-1 Shares other than Series B-1 Shares issued as a dividend on the Series B Shares for Series B-2 Shares.

Dividends.  Each holder of Series B-1 Shares shall be entitled to receive, (x) commencing from the date of issuance of such Series B Shares through and including the Conversion Date, dividends at the rate of 11.5% per annum and (y) commencing from the date after the Conversion Date until the earlier of the tenth anniversary of the closing of the offering and the date such Series B-1 Shares are no longer outstanding, dividends at the rate of 8% per annum.  The Series B Dividends shall be cumulative, whether or not earned or declared, and shall be paid upon liquidation, conversion and redemption or upon a Fundamental Change. Prior to the Conversion Date, the accrued dividend shall be payable in shares of the Series B-1 Shares. From and after the Conversion Date, the accrued dividend shall be payable in the Series B-1 Shares or cash, to be determined at the Company’s election.  Dividends that would accrue on the Series B-1 Shares had they remained outstanding until the Conversion Date (the “Accelerated Dividends”) will be accelerated and payable as of the date of the Fundamental Change, conversion, liquidation, dissolution, winding up or redemption.

Redemptions of Series B-1 Shares. Unless prohibited by Michigan law governing distributions to shareholders, the Series B-1 Shares shall be redeemable at the option of holder of the Series B-1 Shares commencing at any time after the Conversion Date at a price equal to the greater of (x) the Original Purchase Price per share, plus all accrued dividends thereon (including the Series B Dividends) and (y) the market price of a single share of the Company’s common stock multiplied by the number of shares of common stock into which such Series B-1 Share is convertible as of the date of the Company’s receipt of the redemption request.  Upon a Fundamental Change, a holder of Series B-1 Shares may require the Company to purchase all or a portion of its Series B-1 Shares at a price equal to the Liquidation Preference (as defined below). A Fundamental Change shall mean (a) any “person” or “group” that is not an affiliate of any holder of shares of Series B Shares becoming the “beneficial owner” of voting securities of the Company, representing 66 2/3% or more of the outstanding voting securities of the Company other than in connection with a transaction described below, (b) a sale of all or substantially all of the assets of the Company’s assets to a person that is not an affiliate of any holder of shares of Series B Shares, or (c) a merger, consolidation, business combination or similar transaction the result of which a “person” or “group” that is not an affiliate of any holder of shares of Series B Shares owns voting securities representing 66 2/3% or more of the outstanding voting securities of the surviving entity upon completion of such transaction.

Voting Rights.  The holders of Series B-1 Shares will not be entitled to vote their Series B-1 Shares on matters on which the common shareholders are generally entitled to vote (but will be able to vote as a separate class pursuant to protective provisions, as described below under the subcaption Series B-1 Preferred Stock Protective Provisions).

Series B-1 Preferred Stock Protective Provisions. So long as any Series B Shares are outstanding, the Company will not, without the approval of the holders of a majority of the Series B Shares, voting as a separate class, either directly or by amendment, merger, consolidation or otherwise:  (a) amend, alter, or repeal any provision of the Articles of Incorporation or Bylaws in a manner that adversely affects the powers, preferences or rights of the Series B Shares; (b) issue or obligate itself to issue any Series B Shares, other than pursuant to the proposed financing or the exchange of Series B-1 Shares for Series B-2 Shares, or increase or decrease the authorized number of Series B Shares; or (c) create, or authorize the creation of, any additional class or series of capital stock that ranks senior to the Series B Shares with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption.

Liquidation Preference.  In the event of any liquidation, dissolution or winding up of the Company, or any Fundamental Change, the holder of the Series B-1 Shares shall be entitled to receive the greater of (1) the Original Purchase Price plus all accrued but unpaid dividends on each share of Series B Shares, including the Accelerated Dividends, and (2) the amount that the holder of the Series B Shares would have been entitled to receive had the holder converted all shares of Series B Shares into shares of the Company’s common stock immediately prior to such liquidation, dissolution or winding up of the Company or Fundamental Change (the “Liquidation Preference”).  The balance of any proceeds shall be distributed pro rata to holders of common stock of the Company.

Summary of Rights, Preferences and Privileges of Series B-2 Shares

The Series B-2 Shares will rank on parity with the Series B-1 Shares and will have the same rights, preferences and privileges as the Series B-1 Shares, except as follows: (i) the Series B-2 Shares will not be exchangeable for Series B-1 Shares, (ii) the Series B-2 Shares shall not be redeemable at the option of the holder after the Conversion Date, and (iii) the holders of the Series B-2 Shares will be entitled to vote with the holders of the common stock as a single class, with each of the Series B-2 Shares having the number of votes equal to the number of shares of common stock issuable upon conversion of such Series B-2 Shares (excluding all shares of Series B-1 Preferred Stock accrued as dividends thereon).

The disclosures contained in this Current Report on Form 8-K do not constitute an offer to sell or the solicitation of an offer to buy any security. Any sales of the Series B Shares will be made only to a select number of accredited investors in reliance upon the exemptions from registration afforded by Rule 506 of Regulation D as promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act and/or Section 4(2) of the Securities Act. The Series B Shares and the shares of Company common stock that will be issuable upon conversion of the Series B Shares have not been registered under the Securities Act of 1933, as amended, or qualified under any applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act and qualification under applicable state securities laws, or applicable exemptions therefrom.

Amendment to Shareholder Rights Plan

On March 9, 2012, the Company and the Continental Stock Transfer & Trust Company (the “Rights Agent”) executed Amendment No. 1 (“Amendment No. 1”) to the Shareholder Rights Agreement, dated as of August 11, 2011 (“Rights Agreement”), by and between the Company and the Rights Agent. A copy of Amendment No. 1 is attached hereto as Exhibit 4.1 and incorporated herein by reference. All capitalized terms used and not defined herein have the meanings ascribed to them in the Rights Agreement, as amended by Amendment No. 1.

Amendment No. 1 amends the Rights Agreement to exempt purchases of capital stock of the Company by ECL from the provisions of the Rights Agreement, subject to certain limitations set forth therein.

The above description of Amendment No. 1 is qualified in its entirety by reference to Exhibit 4.1 attached hereto.

Forward-Looking Statements.

Any statements contained in this Current Report that refer to future events or other non-historical matters are forward-looking statements. Such forward-looking statements are based on the Company’s reasonable expectations as of the date of this Current Report and are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from current expectations. The Company disclaims any obligation to update any of the forward-looking statements in this Report except as may be required by applicable law or NASDAQ rules.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to and there is hereby incorporated by reference into this Item 3.02, the information set forth above under “Item 1.01 Entry into a Material Definitive Agreement” relating to the terms and conditions of the sale of Series B Shares. That information so incorporated by reference into this Item 3.02 is qualified in its entirety to the Securities Purchase Agreement and the Registration Rights Agreement, attached as Exhibits 10.1 and 10.2, respectively, to this Report.

Item 3.03. Material Modification to Rights of Securityholders.

Reference is made to and there is hereby incorporated by reference into this Item 3.03, the information set forth above under “Item 1.01 Entry into a Material Definitive Agreement” relating to the rights, preferences and privileges of the Series B Shares, in relation to the rights of the Company’s common stock. That information so incorporated by reference into this Item 3.03 is qualified in its entirety to the Certificate of Designations attached as Exhibit 3.1 to this Report.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The filing of the Certificate of Designations in Michigan is deemed to constitute an amendment to the Company’s Articles of Incorporation. Accordingly, the information set forth above under “Item 1.01 — Entry into a Material Definitive Agreement” and the copy of the Certificate of Designations attached as Exhibit 3.1 to this Current Report are incorporated by reference into this Item 5.03.

Item 7.01.   Regulation FD Disclosure.

On March 9, 2012, the Company issued a press release entitled “Aastrom Biosciences Completes $40 Million Financing.” A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
3.1	Certificate of Designations, Preferences and Rights of Series B-1 Non-Voting Preferred Stock and Series B-2 Voting Preferred Stock.
4.1	Amendment No. 1 to the Shareholder Rights Agreement, dated as of March 9, 2012, by and between Aastrom Biosciences, Inc. and the Continental Stock Transfer & Trust Company.
10.1	Securities Purchase Agreement, dated as of March 9, 2012, by and between Aastrom Biosciences, Inc. and Eastern Capital Limited.
10.2	Registration Rights Agreement, dated as of March 9, 2012, by and between Aastrom Biosciences, Inc. and Eastern Capital Limited.
99.1	Press release of Aastrom Biosciences, Inc., dated March 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aastrom Biosciences, Inc.

Date: March 9, 2012	By:	/s/ Tim M. Mayleben
Name: Tim M. Mayleben
Title: Chief Executive Officer and President

Index to Exhibits

Exhibit Number	Description
3.1	Certificate of Designations, Preferences and Rights of Series B-1 Non-Voting Preferred Stock and Series B-2 Voting Preferred Stock.
4.1	Amendment No. 1 to the Shareholder Rights Agreement, dated as of March 9, 2012, by and between Aastrom Biosciences, Inc. and the Continental Stock Transfer & Trust Company.
10.1	Securities Purchase Agreement, dated as of March 9, 2012, by and between Aastrom Biosciences, Inc. and Eastern Capital Limited.
10.2	Registration Rights Agreement, dated as of March 9, 2012, by and between Aastrom Biosciences, Inc. and Eastern Capital Limited.
99.1	Press release of Aastrom Biosciences, Inc., dated March 9, 2012.